EXHIBIT 10.3

                                 Bonus Criteria
                          ("Named Executive Officers")

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                      Chief Executive Officer and President
                                Fiscal Year 2005
                                   Bonus Plan

The bonus plan is a curve resulting in a bonus of up to 50% of base salary tied to meeting certain target increases in EPS performance during the 2005 fiscal year.

                                   ----------

            President NextGen Healthcare Information Systems Division
                                Fiscal Year 2005
                                   Bonus Plan

          Bonus Based on a Formula Incorporating the Following Factors:

            o     Year over Year % divisional revenue growth

            o     Year over Year % divisional operating income growth

            o     Cap = 100% of Earned Base Salary

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             Executive Vice President, General Manager QSI Division
                                Fiscal Year 2005
                                   Bonus Plan

The bonus opportunity related to QSI divisional financial performance is 15% of earned base compensation. This bonus would be earned on the basis on growth in Operating Income and Revenue in accordance with an established formula.

Secondarily, a discretionary bonus opportunity of up to 10% earned base salary is tied to meaningful participation on corporate projects assigned to him by the CEO.

Any recommendation for payments to be made under this discretionary portion of this bonus plan would be presented by the CEO to the Comp Committee/Board for approval prior to any payments being rendered.


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                      Chief Financial Officer and Secretary
                                Fiscal Year 2005
                                   Bonus Plan

The bonus opportunity for up to $60,000 in bonus payment for the fiscal year ended March 31, 2005 is related to the achievement of certain qualitative goals as may be approved by the Compensation Committee of the Board of Directors considering, among other factors, the timely filing of SEC periodic reports and Board report package distribution, achieving collection goals, audit completion and responsiveness.


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